UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2012 (June 15, 2012)

ARKANSAS BEST CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road Fort Smith, Arkansas	72903
(Address of principal executive offices)	(Zip Code)

(479) 785-6000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On June 15, 2012, Arkansas Best Corporation (Nasdaq: ABFS) issued a press release announcing that it had closed on the previously announced purchase of Panther Expedited Services, Inc. from Fenway Partners LLC.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)

Date:	June 15, 2012	s/ Michael R. Johns
Michael R. Johns
Vice President — General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated June 15, 2012